CAPSTEAD MORTGAGE CORPORATION                                      EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 31-OCT-97


DEAL REFERENCE                                                93-2A             93-2B              93-2C             93-2D
                                                        ----------------  ----------------  ------------------  ----------------
BEGINNING SECURITY BALANCE                              $  61,832,203.83  $  56,590,825.00  $   123,020,106.45  $  84,011,142.93
  Loans Repurchased                                                    -                 -                   -                 -
  Scheduled Principal Distribution                             65,669.34         53,876.55          143,113.18        477,589.72
  Additional Principal Distribution                           135,366.07           (903.67)         101,122.99         99,056.69
  Liquidations Distribution                                   433,231.84      4,052,558.32                   -      1,204,541.14
  Accelerated Prepayments                                              -                 -                   -                 -
  Adjustments (Cash)                                                   -                 -                   -                 -
  Losses/Foreclosures                                                  -                 -                   -                 -
  Special Hazard Account                                               -                 -                   -                 -
                                                        ----------------  ----------------  ------------------  ----------------
                              Ending Security Balance   $  61,197,936.58  $  52,485,293.80  $   122,775,870.28  $  82,229,955.38
                                                        ================  ================  ==================  ================
INTEREST DISTRIBUTION:
Due Certificate Holders                                 $     387,973.04  $     354,918.42  $       755,222.02  $     473,802.57
Compensating Interest                                           1,164.70                 -                   -          5,416.93

  Trustee Fee (Tx. Com. Bk.)                                      695.61            707.41            1,537.75          1,050.14
  Pool Insurance Premium (PMI Mtg. Ins.)                               -                 -                   -                 -
  Pool Insurance (GE Mort. Ins.)                               14,963.39         16,241.60                   -         13,525.79
  Pool Insurance (United Guaranty Ins.)                                -                 -                   -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)                         -                 -                   -                 -
  Special Hazard Insurance (Comm. and Ind.)                     2,937.03          1,693.00                   -                 -
  Bond Manager Fee (Capstead)                                     979.01            943.18            1,537.75          1,225.16
  Excess Compensating Interest (Capstead)                              -         12,787.63                   -                 -
  Administrative Fee (Capstead)                                 1,674.65            (10.84)           5,125.84          2,625.40
  Administrative Fee (Other)                                           -                 -                   -                 -
  Excess-Fees                                                          -                 -                   -                 -
  Special Hazard Insurance (Aetna Casualty)                            -                 -                   -                 -
  Other                                                                -            (61.10)                  -                 -
                                                        ----------------  ----------------  ------------------  ----------------
                                           Total Fees          21,249.69         32,300.88            8,201.34         18,426.49
                                                        ----------------  ----------------  ------------------  ----------------
 Servicing Fee                                                 20,828.31         17,614.42           32,517.52         23,796.13
 Interest on Accelerated Prepayments                                   -                 -                   -                 -
                                                        ----------------  ----------------  ------------------  ----------------
                          Total Interest Distribution   $     431,215.74  $     404,833.72  $       795,940.88  $     521,442.12
                                                        ================  ================  ==================  ================
LOAN COUNT                                                           228               194                 442               340
WEIGHTED AVERAGE PASS-THROUGH RATE                           7.552137221          7.817146         7.366815476        6.84508483



DEAL REFERENCE                                              93-2E.A         93-2E.B
                                                       ---------------  ---------------
BEGINNING SECURITY BALANCE                             $ 55,558,507.50  $143,100,123.98
  Loans Repurchased                                                  -                -
  Scheduled Principal Distribution                          305,603.06       159,466.12
  Additional Principal Distribution                          36,226.19        33,130.27
  Liquidations Distribution                                 243,704.30     2,007,804.32
  Accelerated Prepayments                                            -                -
  Adjustments (Cash)                                                 -                -
  Losses/Foreclosures                                                -                -
  Special Hazard Account                                             -                -
                                                       ---------------  ---------------
                              Ending Security Balance  $ 54,972,973.95  $140,899,723.27
                                                       ===============  ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                                $    310,388.66  $    844,300.39
Compensating Interest                                            19.73         5,237.93

  Trustee Fee (Tx. Com. Bk.)                                    601.88         1,550.25
  Pool Insurance Premium (PMI Mtg. Ins.)                     12,222.87        31,482.03
  Pool Insurance (GE Mort. Ins.)                                     -                -
  Pool Insurance (United Guaranty Ins.)                              -                -
  Backup for Pool Insurance (Fin. Sec. Assur.)                       -                -
  Special Hazard Insurance (Comm. and Ind.)                          -                -
  Bond Manager Fee (Capstead)                                   694.48         1,788.75
  Excess Compensating Interest (Capstead)                            -                -
  Administrative Fee (Capstead)                               1,967.75         5,068.28
  Administrative Fee (Other)                                         -                -
  Excess-Fees                                                        -                -
  Special Hazard Insurance (Aetna Casualty)                          -                -
  Other                                                              -                -
                                                       ---------------  ---------------
                                           Total Fees        15,486.98        39,889.31
                                                       ---------------  ---------------
 Servicing Fee                                               15,801.51        37,838.39
 Interest on Accelerated Prepayments                                 -                -
                                                       ---------------  ---------------
                          Total Interest Distribution  $    341,696.88  $    927,266.02
                                                       ===============  ===============
LOAN COUNT                                                         223              483
WEIGHTED AVERAGE PASS-THROUGH RATE                         6.704464982      7.124004897

CAPSTEAD MORTGAGE CORPORATION                                      EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 31-OCT-97

DEAL REFERENCE                                              93-2F           93-2G           93-2H.1        93-2H.2
                                                       --------------  ---------------  ---------------  --------------
BEGINNING SECURITY BALANCE                             $67,327,350.00  $179,485,054.90  $ 58,970,952.84  $33,523,000.00
  Loans Repurchased                                                 -                -                -               -
  Scheduled Principal Distribution                          70,197.59       215,620.69        57,437.76       31,547.93
  Additional Principal Distribution                          6,361.02        57,266.07        21,482.26        5,843.83
  Liquidations Distribution                              1,762,986.59     1,822,519.30     1,690,856.43    1,206,859.73
  Accelerated Prepayments                                           -                -                -               -
  Adjustments (Cash)                                                -                -                -               -
  Losses/Foreclosures                                               -                -                -               -
  Special Hazard Account                                            -                -                -               -
                                                       --------------  ---------------  ---------------  --------------
                              Ending Security Balance  $65,487,804.80  $177,389,648.84  $ 57,201,176.39  $32,278,748.51
                                                       ==============  ===============  ===============  ==============
INTEREST DISTRIBUTION:
Due Certificate Holders                                $   419,368.46  $  1,074,282.62  $    369,893.91  $   212,368.79
Compensating Interest                                               -         1,718.14                -               -

  Trustee Fee (Tx. Com. Bk.)                                   841.57         2,019.21           737.14          419.04
  Pool Insurance Premium (PMI Mtg. Ins.)                            -                -                -               -
  Pool Insurance (GE Mort. Ins.)                            19,323.01                -        17,337.46        9,621.13
  Pool Insurance (United Guaranty Ins.)                             -                -                -               -
  Backup for Pool Insurance (Fin. Sec. Assur.)                      -                -                -               -
  Special Hazard Insurance (Comm. and Ind.)                  2,014.15                -                -        1,002.92
  Bond Manager Fee (Capstead)                                1,122.12         2,243.56                -        1,514.57
  Excess Compensating Interest (Capstead)                    5,970.35                -         5,700.13        5,614.40
  Administrative Fee (Capstead)                                 (0.02)        7,478.66         2,457.15          277.45
  Administrative Fee (Other)                                        -                -                -               -
  Excess-Fees                                                       -                -                -               -
  Special Hazard Insurance (Aetna Casualty)                         -                -         1,528.34               -
  Other                                                             -                -                -           26.95
                                                       --------------  ---------------  ---------------  --------------
                                           Total Fees       29,271.18        11,741.43        27,760.22       18,476.46
                                                       --------------  ---------------  ---------------  --------------
 Servicing Fee                                              21,423.53        45,223.77        18,428.53       11,153.40
 Interest on Accelerated Prepayments                                -                -                -               -
                                                       --------------  ---------------  ---------------  --------------
                          Total Interest Distribution  $   470,063.17  $  1,132,965.96  $    416,082.66  $   241,998.65
                                                       ==============  ===============  ===============  ==============
LOAN COUNT                                                        232              640              211             110
WEIGHTED AVERAGE PASS-THROUGH RATE                           7.600963      7.193918807      7.526971681        7.720962


 DEAL REFERENCE                                            93-2I          93-2I.1
                                                      --------------  --------------
 BEGINNING SECURITY BALANCE                           $45,323,986.01  $42,353,357.84
   Loans Repurchased                                               -              -
   Scheduled Principal Distribution                        45,104.78       40,249.32
   Additional Principal Distribution                        3,098.43        3,427.31
   Liquidations Distribution                            1,099,767.14    1,693,918.31
   Accelerated Prepayments                                         -               -
   Adjustments (Cash)                                          10.83               -
  Losses/Foreclosures                                     470,999.95               -
  Special Hazard Account                                           -               -
                                                      --------------  --------------
                              Ending Security Balance $43,705,004.88  $40,615,762.90
                                                      ==============  ==============
INTEREST DISTRIBUTION:

Due Certificate Holders                               $   293,562.86  $   271,880.62
Compensating Interest                                              -               -

  Trustee Fee (Tx. Com. Bk.)                                  566.56          529.42
  Pool Insurance Premium (PMI Mtg. Ins.)                           -               -
  Pool Insurance (GE Mort. Ins.)                           12,887.12       12,451.89
  Pool Insurance (United Guaranty Ins.)                            -               -
  Backup for Pool Insurance (Fin. Sec. Assur.)                     -               -
  Special Hazard Insurance (Comm. and Ind.)                 1,355.92               -
  Bond Manager Fee (Capstead)                               2,202.02               -
  Excess Compensating Interest (Capstead)                    (158.55)       3,470.15
  Administrative Fee (Capstead)                               311.34        1,764.73
  Administrative Fee (Other)                                       -               -
  Excess-Fees                                                      -               -
  Special Hazard Insurance (Aetna Casualty)                        -        1,097.66
  Other                                                            -               -
                                                      --------------  --------------
                                           Total Fees      17,164.41       19,313.85
                                                      --------------  --------------
 Servicing Fee                                             14,163.74       13,235.44
 Interest on Accelerated Prepayments                               -               -
                                                      --------------  --------------
                          Total Interest Distribution $   324,891.01  $   304,429.91
                                                      ==============  ==============
LOAN COUNT                                                       168             169
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.828762      7.70320845

CAPSTEAD MORTGAGE CORPORATION                                      EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 31-OCT-97



DEAL REFERENCE                                              93-2I.2          1995-A          1996-A           1996-B
                                                       ----------------  --------------  ---------------  ---------------
BEGINNING SECURITY BALANCE                             $  44,474,632.54  $89,399,190.20  $66,449,340.89   $147,588,441.95
  Loans Repurchased                                                   -               -               -                 -
  Scheduled Principal Distribution                            39,953.27       74,674.71       64,089.62        136,518.95
  Additional Principal Distribution                            3,514.74       61,161.16       18,931.53         19,843.05
  Liquidations Distribution                                1,318,713.86    4,299,024.36    1,445,114.51      2,487,089.58
  Accelerated Prepayments                                             -               -               -                 -
  Adjustments (Cash)                                                  -               -               -                 -
  Losses/Foreclosures                                                 -               -               -                 -
  Special Hazard Account                                              -               -               -                 -
                                                       ----------------  --------------  ---------------  ---------------
                              Ending Security Balance  $  43,112,450.67  $84,964,329.97  $64,921,205.23   $144,944,990.37
                                                       ================  ==============  ===============  ===============
INTEREST DISTRIBUTION:

Due Certificate Holders                                $     287,501.22  $   567,839.19  $   419,009.72   $    940,005.10
Compensating Interest                                                 -               -               -                 -

  Trustee Fee (Tx. Com. Bk.)                                     555.94          745.00          830.62          1,844.86
  Pool Insurance Premium (PMI Mtg. Ins.)                      12,834.64               -               -         39,885.78
  Pool Insurance (GE Mort. Ins.)                                      -       33,524.70       19,137.41                 -
  Pool Insurance (United Guaranty Ins.)                               -               -               -                 -
  Backup for Pool Insurance (Fin. Sec. Assur.)                 2,122.65               -               -          3,574.51
  Special Hazard Insurance (Comm. and Ind.)                           -               -               -                 -
  Bond Manager Fee (Capstead)                                         -               -               -                 -
  Excess Compensating Interest (Capstead)                      3,538.36       10,359.46        4,622.58          4,332.19
  Administrative Fee (Capstead)                                1,853.17        2,401.66        2,768.69          6,149.51
  Administrative Fee (Other)                                          -               -               -                 -
  Excess-Fees                                                         -               -               -                 -
  Special Hazard Insurance (Aetna Casualty)                    1,330.53        2,048.73        1,522.80          4,267.77
  Other                                                               -               -               -                 -
                                                       ----------------  --------------  ---------------  ---------------
                                           Total Fees         22,235.29       49,079.55       28,882.10         60,054.62
                                                       ----------------  --------------  ---------------  ---------------
 Servicing Fee                                                13,898.34       27,937.30       18,573.50         43,099.97
 Interest on Accelerated Prepayments                                  -               -               -                 -
                                                       ----------------  --------------  ---------------  ---------------
                          Total Interest Distribution  $     323,634.85  $   644,856.04  $   466,465.32   $  1,043,159.69
                                                       ================  ==============  ===============  ===============
LOAN COUNT                                                          178             390             235               493
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.757263957     7.622071592     7.566842007       7.642916377


DEAL REFERENCE                                              1996-C.1        1996-C.2
                                                       ----------------  --------------
BEGINNING SECURITY BALANCE                             $  34,594,990.00  $57,669,046.90
  Loans Repurchased                                                   -               -
  Scheduled Principal Distribution                            29,050.95       49,828.42
  Additional Principal Distribution                            4,894.20      493,522.20
  Liquidations Distribution                                1,561,373.05    2,203,417.51
  Accelerated Prepayments                                             -               -
  Adjustments (Cash)                                                  -               -
  Losses/Foreclosures                                                 -               -
  Special Hazard Account                                              -               -
                                                       ----------------  --------------
                              Ending Security Balance  $  32,999,671.80  $54,922,278.77
                                                       ================  ==============
INTEREST DISTRIBUTION:

Due Certificate Holders                                $     223,014.65  $   382,349.87
Compensating Interest                                                 -          397.80

  Trustee Fee (Tx. Com. Bk.)                                     432.43          480.58
  Pool Insurance Premium (PMI Mtg. Ins.)                              -               -
  Pool Insurance (GE Mort. Ins.)                               9,963.36               -
  Pool Insurance (United Guaranty Ins.)                               -               -
  Backup for Pool Insurance (Fin. Sec. Assur.)                        -               -
  Special Hazard Insurance (Comm. and Ind.)                           -               -
  Bond Manager Fee (Capstead)                                         -               -
  Excess Compensating Interest (Capstead)                      2,269.23          724.36
  Administrative Fee (Capstead)                                1,729.72        1,201.50
  Administrative Fee (Other)                                          -               -
  Excess-Fees                                                         -               -
  Special Hazard Insurance (Aetna Casualty)                      792.79               -
  Other                                                               -               -
                                                       ----------------  --------------
                                           Total Fees         15,187.53        2,406.44
                                                       ----------------  --------------
 Servicing Fee                                                10,810.89       13,737.41
 Interest on Accelerated Prepayments                                  -               -
                                                       ----------------  --------------
                          Total Interest Distribution  $     249,013.07  $   398,891.52
                                                       ================  ==============
LOAN COUNT                                                          136             238
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.735732255     7.964362664

CAPSTEAD MORTGAGE CORPORATION                                      EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 31-OCT-97


DEAL REFERENCE                                            1996-C.3
                                                       --------------
BEGINNING SECURITY BALANCE                             $55,614,452.85
  Loans Repurchased                                                 -
  Scheduled Principal Distribution                          44,763.13
  Additional Principal Distribution                         17,563.00
  Liquidations Distribution                              2,206,795.01
  Accelerated Prepayments                                           -
  Adjustments (Cash)                                                -
  Losses/Foreclosures                                               -
  Special Hazard Account                                            -
                                                       --------------
                              Ending Security Balance  $53,345,331.71
                                                       ==============
INTEREST DISTRIBUTION:

Due Certificate Holders                                $   342,747.70
Compensating Interest                                               -

  Trustee Fee (Tx. Com. Bk.)                                   463.45
  Pool Insurance Premium (PMI Mtg. Ins.)                            -
  Pool Insurance (GE Mort. Ins.)                                    -
  Pool Insurance (United Guaranty Ins.)                     20,716.38
  Backup for Pool Insurance (Fin. Sec. Assur.)                      -
  Special Hazard Insurance (Comm. and Ind.)                         -
  Bond Manager Fee (Capstead)                               13,389.97
  Excess Compensating Interest (Capstead)                    5,857.11
  Administrative Fee (Capstead)                              2,220.51
  Administrative Fee (Other)                                        -
  Excess-Fees                                                       -
  Special Hazard Insurance (Aetna Casualty)                  1,608.18
  Other                                                             -
                                                       --------------
                                           Total Fees       44,255.60
                                                       --------------
 Servicing Fee                                              17,379.51
 Interest on Accelerated Prepayments                                -
                                                       --------------
                          Total Interest Distribution  $   404,382.81
                                                       ==============
LOAN COUNT                                                        233
WEIGHTED AVERAGE PASS-THROUGH RATE                           7.684427